                                                                    Exhibit 10.6

                               FIRST AMENDMENT TO
                          MANAGEMENT SERVICES AGREEMENT

     This First Amendment to Management Services Agreement (this "First
Amendment") is entered into by and between Atlas FRM LLC, a Delaware limited liability company ("Atlas"), and Wood Resources LLC, a Delaware limited liability company (the "Company"), as of December 22, 2004 (the "Effective
Date").

                                    RECITALS

     WHEREAS, pursuant to that Management Services Agreement dated April 4, 2003
(the "Agreement") Atlas performs Services for the Company in consideration of payment by the Company to Atlas of three hundred thousand dollars ($300,000) per annum; and

     WHEREAS, Atlas and the Company have agreed that as of the Effective Time the aggregate compensation payable by the Company to Atlas for the Services shall be increased to seven hundred fifty thousand dollars ($750,000) per annum;

     NOW, THEREFORE, in consideration of these recitals and for other good and sufficient consideration, receipt and sufficiency of which is acknowledged,
Atlas and the Company agree as follows:

1.   COMPENSATION.

     In consideration for the performance of the Services pursuant to the
Agreement, Atlas shall be entitled to a Management Fee from the Company in an amount equal to seven hundred fifty thousand dollars ($750,000) per annum, payable quarterly in advance on the first day of each calendar quarter (and appropriately prorated if this Amendment shall commence or end on other than the first day of a calendar quarter).

2.   NO OTHER AMENDMENTS.

     Except as specifically amended hereby, the Agreement shall remain in full force and effect.

3.   DEFINED TERMS.

     Terms not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

4.   COUNTERPARTS.

     This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first set forth above.

ATLAS FRM LLC:                      WOOD RESOURCES LLC:

By: /s/ Andrew M. Bursky            By: /s/ Richard Yarbrough
    --------------------------          -------------------------------
Name: Andrew M. Bursky              Name: Richard Yarbrough
Title: Managing Partner             Title: Chief Executive Officer and President

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